Exhibit 10.12

Execution Version

First LIEN GUARANTEE AGREEMENT

dated as of

November 22, 2021,

among

franchise group, inc.,

VALOR ACQUISITION, LLC,

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC,

FRANCHISE GROUP NEWCO PSP, LLC,

THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

TABLE OF CONTENTS

-i-

FIRST LIEN GUARANTEE AGREEMENT, dated as of November 22, 2021 (this “Agreement”), among FRANCHISE GROUP, INC., a Delaware corporation (“Lead Borrower”), VALOR ACQUISITION, LLC, a Delaware limited liability company (“Valor”), FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC, a Delaware limited liability company (“NewCo AF”), FRANCHISE GROUP NEWCO PSP, LLC, a Delaware limited liability company (“FG Newco PSP”, and together with Lead Borrower, Valor and NewCo AF individually and collectively, the “Borrower”), the other GUARANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of itself and the other Secured Parties (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”).

Reference is made to (i) that certain First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among each Borrower, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Collateral Agent and (ii) that certain First Lien Collateral Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among each Borrower, the other Grantors (as defined therein) from time to time party thereto and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Guarantors (as defined below) are affiliates of each Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including in the introductory paragraphs hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“FG Newco PSP” has the meaning assigned to such term in the preamble to this Agreement.

“NewCo AF” has the meaning assigned to such term in the preamble to this Agreement.

“Guarantors” means each Borrower (except with respect to obligations of such Borrower) and the Subsidiary Guarantors.

“Lead Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Qualified ECP Guarantor” shall mean, in respect of any Secured Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act, as amended, or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act, as amended.

“Subsidiary Guarantors” means the Subsidiaries of Lead Borrower identified as such on Schedule I hereto and each other Subsidiary of Lead Borrower that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date pursuant to Section 5.13; provided that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.12(b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release. For the avoidance of doubt, (i) FG Newco PSP is not a Subsidiary Guarantor and (ii) Subsidiary Guarantors are referred to as “Subsidiary Loan Parties” in the Credit Agreement.

“Supplement” means an instrument in the form of Exhibit A hereto, or any other form reasonably satisfactory to the Administrative Agent.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Valor” has the meaning assigned to such term in the preamble to this Agreement.

ARTICLE II

THE GUARANTEES

SECTION 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, to each of the Secured Parties, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be increased, extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such increase, extension or renewal, or amendment or modification, of any of the Secured Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment, notice of dishonor, default and nonpayment. Notwithstanding anything to the contrary contained herein, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable provisions of any other applicable law.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives diligence, marshaling, and any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of any of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Secured Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations. (a) Except for (x) the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12, (y) the limitations set forth in Section 2.01 and (z) the limitations, if any, specified in a Supplement with respect to any Subsidiary that becomes a party hereto pursuant to Section 5.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations, any impossibility in the performance of any of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, except for (x) the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12, (y) the limitations set forth in Section 2.01 and (z) the limitations, if any, specified in a Supplement with respect to any Subsidiary that becomes a party hereto pursuant to Section 5.13, if applicable, the obligations of each Guarantor hereunder, to the fullest extent permitted by applicable Requirements of Law, shall not be discharged or impaired or otherwise affected by:

(i) the failure of any Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document, Secured Swap Obligation or Secured Cash Management Obligation or otherwise;

(ii) any rescission, waiver, amendment, supplement, restatement or modification of, or any release or departure from any of the terms or provisions of, any Loan Document, any Secured Swap Obligation or Secured Cash Management Obligation or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the release of, or any impairment of or failure to perfect any Lien on, any security held by any Secured Party for any of the Secured Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of any of the Secured Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due));

(vi) any illegality, lack of validity or lack of enforceability of any of the Credit Agreement, any other Loan Document, or the Secured Obligations;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Secured Obligations (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due));

(viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, any other Guarantor, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents, Secured Swap Obligations or Secured Cash Management Obligations or any unrelated transaction;

(ix) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date;

(x) the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Secured Parties;

(xi) any action permitted or authorized hereunder;

(xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any other Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower, any other Guarantor or any other guarantor or surety (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due)); or

(xiii) any renewal, extension or acceleration of, or any increase in the amount of the Secured Obligations.

(b) Each Guarantor expressly authorizes the Secured Parties to take and hold security in accordance with the terms of the Loan Documents, the Secured Swap Obligations and the Secured Cash Management Obligations for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(c) To the fullest extent permitted by applicable Requirements of Law, each Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Secured Obligations and/or the termination or release of such Guarantor’s obligations hereunder as expressly provided under Section 5.12. The Administrative Agent and the other Secured Parties may, at their election and in accordance with the terms of the Loan Documents, the Secured Swap Obligations and the Secured Cash Management Obligations, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been paid in full in cash and/or such Guarantor has been subject to the termination or release of such Guarantor’s obligations hereunder as expressly provided in Section 5.12. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or automatically and immediately be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at applicable law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties, in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Payments. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document, Secured Swap Obligation and/or Secured Cash Management Obligation shall be made without setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes, except as required by applicable Requirements of Law, on the same terms and to the same extent that payments by the Borrower are required to be so made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.

SECTION 2.08. Excluded Swap Obligations. Notwithstanding any provision hereof or in any other Loan Document, Secured Swap Obligation and/or Secured Cash Management Obligation to the contrary, the Secured Obligations shall not include any Excluded Swap Obligations.

SECTION 2.09. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Secured Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.09, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.09 shall remain in full force and effect until the termination of this Agreement in full or, with respect to such Qualified ECP Guarantor, in accordance with Section 5.12 hereof. Each Qualified ECP Guarantor intends that this Section 2.09 constitute, and this Section 2.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, each Borrower agrees that (a) in the event a payment in respect of any obligation of any Borrower shall be made by any Guarantor (other than a Borrower in respect of its own obligations) under this Agreement, the Borrowers shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor (other than a Borrower in respect of its own obligations) shall be sold pursuant to any Security Document to satisfy in whole or in part any Secured Obligations owed to any Secured Party, the Borrowers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligations (other than payments made by a Borrower with respect to its own obligations) or assets of any other Guarantor (other than a Borrower in satisfaction of its own obligations) shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, the date of the Supplement executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, such other date). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Secured Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of all the Secured Obligations, and any such Indebtedness collected or received by such Guarantor after an Event of Default has occurred and continuing shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Secured Obligations, but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that (a) this Agreement has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and similar concepts under applicable law and (iii) any other matters which are set out as qualifications or reservations as to matters of law or general application in a legal opinion, and (b) all representations and warranties (limited, on the Effective Date, to the Specified Representations) set forth in the Credit Agreement as to such Guarantor are true and correct in all material respects; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that, in each case, any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

ARTICLE V

MISCELLANEOUS

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of Lead Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Lender or any other Secured Party in exercising any right or power hereunder or under any other Loan Document, Secured Swap Obligation and/or Secured Cash Management Obligation shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Lenders and any other Secured Parties hereunder and under the other Loan Documents, the Secured Swap Obligations and the Secured Cash Management Obligations are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended, restated, amended and restated or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Guarantor from any covenant of such Guarantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” or elsewhere in the Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder as provided in, and subject to the limitations set forth in, Section 9.03 of the Credit Agreement.

(b) Each Guarantor, jointly with the other Guarantors and severally, agrees to indemnify the Administrative Agent and the other Indemnitees as provided in, and subject to the limitations set forth in, Section 9.03 of the Credit Agreement.

(c) To the fullest extent permitted by applicable law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee as provided in Section 9.03(d) of the Credit Agreement; provided that, in each of clauses (a), (b) and (c) above, each reference therein to “the Borrower” shall be deemed to be a reference to “each Guarantor” or the “Guarantors”.

(d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than thirty (30) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, and shall continue in full force and effect until such time as (a) the Commitments shall have expired or been terminated and (b) all Secured Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Swap Obligation and any Secured Cash Management Obligation, shall have been paid in full in cash.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, it being understood and agreed that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.08. Right of Set-Off. Each Lender and each other Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Person as provided in (and subject to all of the limitations set forth in) Section 9.08 of the Credit Agreement.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement (and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement) shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Lender or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document, Secured Swap Obligation or Secured Cash Management Obligation to serve process in any other manner permitted by law.

(e) Each Guarantor hereby irrevocably designates, appoints and empowers the Lead Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Lead Borrower hereby accepts such designation and appointment.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SECURED SWAP OBLIGATION, SECURED CASH MANAGEMENT OBLIGATION, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall automatically terminate when (a) the Commitments shall have expired or been terminated and (b) all Secured Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Swap Obligation and any Secured Cash Management Obligation shall have been paid in full.

(b) The guarantees made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence or effect such termination or release so long as the applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.12. Any execution and delivery of documents by the Administrative Agent pursuant to this Section 5.12 shall be without recourse or warranty by the Administrative Agent or any other Secured Party.

SECTION 5.13. Additional Guarantors. Additional Persons may become Guarantors after the date hereof as contemplated by the Credit Agreement. Upon execution and delivery by the Administrative Agent and a Person of a Supplement, any such Person shall become a Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Person as a party to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

VITAMIN SHOPPE INDUSTRIES LLC

VITAMIN SHOPPE FRANCHISING, LLC

By: /s/ Laura Coffey

Name:	Laura Coffey
Title:	Chief Financial Officer

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

AMERICAN FREIGHT GROUP, LLC

AMERICAN FREIGHT HOLDINGS, LLC

AMERICAN FREIGHT, LLC

FRANCHISE GROUP ACQUISITION TM, LLC

FRANCHISE GROUP INTERMEDIATE B, LLC

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

FRANCHISE GROUP INTERMEDIATE PSP, LLC

FRANCHISE GROUP INTERMEDIATE S, LLC

FRANCHISE GROUP INTERMEDIATE V, LLC

FRANCHISE GROUP NEW HOLDCO, LLC

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC

FRANCHISE GROUP NEWCO S, LLC

FRANCHISE GROUP NEWCO V, LLC

FRANCHISE GROUP, INC.,

VALOR ACQUISITION, LLC

FRANCHISE GROUP INTERMEDIATE SL, LLC

FRANCHISE GROUP NEWCO SL, LLC

FRANCHISE GROUP INTERMEDIATE BHF, LLC

FRANCHISE GROUP NEWCO BHF, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

[Signature Page to First Lien Guarantee Agreement (FRG)]

BETANCOURT SPORTS NUTRITION, LLC

VITAMIN SHOPPE FLORIDA, LLC

VITAMIN SHOPPE MARINER, LLC

VITAMIN SHOPPE GLOBAL, LLC

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC

By: Vitamin Shoppe Industries LLC, its sole member

By: /s/ Laura Coffey

Name:	Laura Coffey
Title:	Chief Financial Officer

AMERICAN FREIGHT OUTLET STORES, LLC

OUTLET MERCHANDISE, LLC

By: /s/ Will Powell

Name:	Will Powell
Title:	President

AMERICAN FREIGHT FRANCHISING, LLC

AMERICAN FREIGHT FRANCHISOR, LLC

AMERICAN FREIGHT FFO, LLC

By: /s/ Will Powell

Name:	Will Powell
Title:	Chief Executive Officer and President

PET SUPPLIES “PLUS”, LLC

PSP MIDCO, LLC

PSP SERVICE NEWCO, LLC

PSP STORES, LLC

PSP SUBCO, LLC

PSP GROUP, LLC

PSP FRANCHISING, LLC

PSP DISTRIBUTION, LLC

EDUCATE CORPORATE CENTERS HOLDINGS, LLC

EDUCATE DIGITAL, LLC

EDUCATE OPERATING COMPANY, LLC

[Signature Page to First Lien Guarantee Agreement (FRG)]

EDUCATE, INC.

LEARNING PARTNERSHIPS, LLC

LEARNING SYSTEM OF THE FUTURE, LLC

MARYLAND LEARNING CENTERS, LLC

OMEGA LEARNING CENTERS, LLC

SYLVAN IN-HOME, LLC

SYLVAN LEARNING CENTERS, LLC

SYLVAN LEARNING, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Vice President

BUDDY'S NEWCO, LLC

BUDDY'S FRANCHISING AND LICENSING LLC

By: /s/ Michael Bennett

Name: Michael Bennett

Title: Chief Executive Officer

[Signature Page to First Lien Guarantee Agreement (FRG)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of itself and the other Secured Parties

By /s/ James A. Knight____________________

Name: James A. Knight

Title: Executive Director

[Signature Page to First Lien Guarantee Agreement (FRG)]